UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2021

WILLIAM PENN BANCORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-40255	85-3898797
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

10 Canal Street, Suite 104, Bristol, Pennsylvania 19007

(Address of principal executive offices) (Zip Code)

(267) 540-8500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[☐] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[☐] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[☐] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[☐] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WMPN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [☒]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [☐]

Item 5.07Submission of Matters to a Vote of Security Holders

The annual meeting of the stockholders of William Penn Bancorporation (the “Company”) was held on November 17, 2021. The final results for each of the matters submitted to a vote of stockholders at the annual meeting are as follows:

1.	The following individuals were elected as directors, each for three year terms, by the following vote:

	FOR	WITHHELD
Charles Corcoran	7,931,517	53,822
Christopher M. Molden	7,691,101	294,238
William B.K. Parry, Jr.	7,695,139	290,200
Vincent P. Sarubbi	7,694,259	291,080

There were 3,826,571 broker non-votes on the proposal.

2.	The appointment of S.R. Snodgrass, P.C.as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022 was ratified by the stockholders by the following vote:

FOR	AGAINST	ABSTAIN
11,626,848	166,317	18,745

There were no broker non-votes on the proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

3
WILLIAM PENN BANCORPORATION

Date: November 18, 2021	By:	/s/ Kenneth J. Stephon
Kenneth J. Stephon
Chairman, President and Chief Executive Officer